UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 11, 2017

The Bon-Ton Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-19517	23-2835229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2801 E. Market Street, York, Pennsylvania 17402
(Address of Principal Executive Offices) (Zip Code)

717-757-7660
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 11, 2017, The Bon-Ton Stores, Inc. issued a press release announcing its comparable store sales results for the nine-week holiday period ended December 31, 2016 and reaffirming its full-year guidance for the fiscal year ending January 28, 2017.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

99.1 Press Release issued January 11, 2017 regarding the Company’s comparable store sales results for the nine-week holiday period ended December 31, 2016 and reaffirming its guidance for the fiscal year ending January 28, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bon-Ton Stores, Inc.

Date: January 11, 2017	By:	/s/ Nancy A. Walsh
Nancy A. Walsh
Executive Vice President—Chief Financial Officer